UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report April 28, 2006
                      (Date of earliest event reported):


                         AMERICAN HEALTHCHOICE, INC.
            (Exact name of registrant as specified in its charter)



           New York                     000-26740               11-2931252
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
       incorporation)                                      Identification No.)


                7350 Hawk Road
             Flower Mound, Texas                               75022
    (Address of principal executive offices)                 (Zip Code)

                                (972) 538-0122
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


 ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

 ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

   *  The transaction was completed on April 28, 2006.

   * On December 29, 2005, the Company entered into three agreements with Golden Gate Investors, Inc. ("GGI"): (i) 4 3/4% Convertible Debenture ("Debenture"), (ii) Warrant to Purchase Common Stock ("Warrant"), and Securities Purchase Agreement.

   * On April 28, 2006, the Company executed an Addendum to the Debenture, Warrant and Securities Purchase Agreement.


 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS


      4.12* - Addendum to Convertible Debenture, Warrant to Purchase Common
              Stock and Securities Purchase Agreement

   *filed herewith


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMERICAN HEALTHCHOICE, INC.
                          (Registrant)

                          By: /s/ John C. Stuecheli
                          --------------------------
                          John C. Stuecheli
                          Chief Financial Officer
                          (Principal Financial and Accounting Officer)


 Date:     May 4, 2006